UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2018

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KEMET Tower, One East Broward Blvd., Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

(954) 766-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On November 29, 2018, KEMET Corporation (the “Company”), received notice from Mr. William Lowe, the Company’s Executive Vice President and Chief Financial Officer, that he will retire on May 31, 2019. Mr. Lowe’s decision did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Lowe will continue to serve in his current position until his retirement date, at which time his employment will end.
The Company hired Mr. Gregory Thompson as Mr. Lowe’s eventual successor. Mr. Thompson began his employment at the Company on December 1, 2018 as Executive Vice President - Finance. In May 2019, he will assume the role of Executive Vice President and Chief Financial Officer.

Gregory C. Thompson, age 63, served as Executive Vice President of Axiall Corporation, a Delaware corporation, from July 2015 until October 2016 and Chief Financial Officer from February 2008 until October 2016. Before beginning at Axiall in 2008, Mr. Thompson served as the Senior Vice President and Chief Financial Officer of Invacare Corporation, a medical equipment manufacturer. Prior thereto, he served in various financial management positions with Sensormatic Electronics Corporation, Wang Laboratories, Inc. and Price Waterhouse. He is a Certified Public Accountant and is a Member of the American Institute of Certified Public Accountants. He holds a Bachelor of Science degree in Accounting from Virginia Polytechnic Institute and State University.
Mr. Thompson will receive a base salary of $575,000. On December 1, the effective date of Mr. Thompson’s employment, he received 100,000 restricted stock units. Mr. Thompson is also eligible to participate in the performance incentive programs and benefit plans the Company offers its other executives. For more information on the compensation of the Company’s executives, please refer to the disclosure under the heading “Compensation Discussion and Analysis” in the Company’s Proxy Statement for its Annual Meeting of Stockholders held on July 25, 2018 (filed with the Securities and Exchange Commission on June 13, 2018).
In addition, the Company and Mr. Thompson entered into a Change in Control and Severance Compensation Agreement, substantially in the form of Exhibit 10.15 to the Company’s Form 10-K for the fiscal year ended March 31, 2018, with a 24 month benefit period.
A copy of the press release announcing the retirement and transition plan for the Company’s Chief Financial Officer is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated December 3, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 3, 2018	KEMET Corporation

	By:	/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer